                                                                   EXHIBIT 10.14











                         THE SOUTH FINANCIAL GROUP, INC.


                          THE LONG-TERM INCENTIVE PLAN











                                  CONFIDENTIAL








                              Amended and Restated
                                 January 1, 2001











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THE LONG-TERM INCENTIVE PLAN
--------------------------------------------------------------------------------


TABLE OF CONTENTS

I.   PROGRAM OVERVIEW

     A.       Introduction                                                    1

     B.       Plan Objectives                                                 1

     C.       Basic Plan Concept                                              1

     D.       Plan Administration                                             1



II.      The Stock Option Element

     A.       Basic Description                                               2

     B.       Eligibility Criteria                                            2

     C.       Award Opportunities                                             2

     D.       Terms and Conditions                                            2

     E.       Stock Option Award                                              3

     F.       Option Exercise                                                 3

     G.       Transferability                                                 3

     H.       Retirement, Disability & Death                                  3

     I.       Change-in-Control                                               3

     J.       Taxation                                                        4



III..    The  Performance Share Element

     A.       Basic Description                                               4

     B.       Eligibility Criteria                                            4

     C.       Award Opportunities                                             4

     D.       Vesting                                                         5

     E.       Frequency of Awards                                             5

     F.       Performance Measures and Weighting                              6


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     G.       Performance Standards                                           6

     H.       Award Payments                                                  7

     I.       Transferability                                                 7

     J.       Retirements and Terminations                                    7

     K.       Change-in-Control                                               7



IV.      Miscellaneous

     A.       Right to Amend or Terminate the Plan                            7

     B.       No Right to Continued Employment                                7

     C.       Payment on Behalf of Payee                                      8

     D.       No Trust or Funding Created                                     8

     E.       Governing Law                                                   8

THE LONG-TERM INCENTIVE PLAN
--------------------------------------------------------------------------------

I.   PROGRAM OVERVIEW

     A.       Introduction

              The South Financial Group, Inc. Long Term Incentive Plan ("LTIP") was established effective January 1, 1997 ("Prior Plan"). This amended and restated LTIP document is effective January 1, 2001 to coincide with the effective date of certain strategic financial objectives adopted by the Board of Directors ("Board") effective January 1, 2001.

     B.       Plan Objectives

              The primary objective of The South Financial Group, Inc. Long-Term Incentive Plan is to link a significant element of senior management compensation to financial performance achievements over a multi-year period. The LTIP focuses on specific long-term financial success factors which are intended to align the interests of The South Financial Group, Inc. ("Company") executives and the Company's shareholders. The LTIP is intended to provide an opportunity for the Executive to obtain and maintain a meaningful and continuing equity interest in the Company and to increase the stock ownership of senior management in the Company.

     C.       Basic Plan Concept

              The Plan consists of two primary elements: (i) an annual grant of time-vested Company stock options that become exercisable in equal installments (typically 25% per year over a four-year period); and
              (ii) an annual grant of performance shares whereby shares of Company stock can be earned based on performance achievements over a three-year performance cycle.

              Currently, the LTIP is structured to provide 50% of the total annual award opportunity in the form of stock options and the other 50% in the form of performance shares. The mix between these two LTIP elements may change over time as the Company changes its strategic objectives, philosophy and priorities. Additional performance awards may also be based on achievement of performance goals at the end of each performance cycle.

     D.       Plan Administration

              The Board of Directors will be responsible for the management of the LTIP. Elements of administration may be delegated to established committees of the Board consisting of at least two directors considered "disinterested individuals" under applicable SEC regulations. The Board of Directors or delegated committees (typically the Compensation Committee) will have the sole discretion and authority to administer the LTIP, including, but not limited to, interpretation of the LTIP provisions, approval of the LTIP participants, approval of the timing of awards, determining the terms and conditions of awards, and amending or terminating the Plan. The Compensation Committee shall act as the Plan Administrator for the LTIP. In the event of a discrepancy between the LTIP and The South Financial Group Corporation Amended and Restated Stock Option Plan (Amended and Restated as of April 20, 1994), or The South Financial Group Corporation Amended and Restated Restricted Stock Agreement Plan (Amended and Restated as of April 20, 1994), such plans shall be binding and will override all matters pertaining to such Plan.

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THE LONG-TERM INCENTIVE PLAN
--------------------------------------------------------------------------------

II.  STOCK OPTION ELEMENT

     A.       Basic Description

              Once vested, a stock option provides the recipient a right to purchase a specified number of Company common shares at a stated price ("Exercise Price") during a given number of years ("Option Term") after being granted. Grants will take the form of non-qualified stock options ("NQSOs") as defined under the Internal Revenue Code of 1986, as amended. Stock option grants under this Plan are not awarded on a performance-contingent basis, although they will only have value if the Company's share price appreciates during the option term.

     B.       Eligibility Criteria

              Eligibility for participation in the stock option element of the LTIP will be extended to those employees perceived to have a direct impact on the Company's success. The eligibility of specific individuals or positions will be reviewed and evaluated annually by the Company's Chief Executive Officer. Recommendations for participation must also be reviewed and approved by the Plan Administrator. Participation in the stock option element of the LTIP does not guarantee continued employment nor does it guarantee participation in the performance share element of the LTIP, subsequent performance periods, or other incentive compensation plans.

     C.       Award Opportunity

              The number of shares underlying stock option awards will be determined by the Plan Administrator, and will be based on a number of factors including competitive grant practices, the participant's level of responsibility, amount of Company stock held by the participant, and the Company's perception of the participant's ability to influence the future performance of the Company. The size of annual stock option grants will also be affected by the Company's desired mix of long-term incentive benefits. Stock option grants are designed to provide 50% of the total long-term incentive opportunity under the LTIP, with the other 50% being delivered through performance share element as provided below.

     D.       Terms and Conditions

              The stock option award level, if any, for each year will be provided to each participant by a Stock Option Grant Agreement substantially in the form of the attached Exhibit I which is incorporated herein by reference. The Stock Option Grant Agreement sets forth the terms and other conditions that pertain to the grant of a stock option. Specifically, the agreement provides:

              (i) The Exercise Price per share--which will not be less than 100% of the fair market value of the Company's share price on the date the award is made, but may be greater than the current fair market value of the common stock ("premium option") at the discretion of the Plan Administrator.

              (ii) The number of shares that may be purchased by exercising the stock option.

              (iii) The dates on which the stock option shall vest. Stock options generally will become exercisable in equal installments on the succeeding anniversaries of the grant date according to the following vesting schedule:

                          One year after grant         25% vest  25% exercisable
                          Two years after grant        25% vest  50% exercisable
                          Three years after grant      25% vest  75% exercisable
                          Four years after grant       25% vest 100% exercisable

                    In the event of termination of employment for any reason, all vesting shall cease.

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THE LONG-TERM INCENTIVE PLAN
--------------------------------------------------------------------------------

              (iv) The date on which the stock option expires, not to be longer than 10 years ("Term"). Stock options that expire or stock options that are forfeited will become available for future grants under the LTIP.

     E.       Stock Option Awards

              Stock Options will be awarded within 3 months after the end of each year within the respective performance cycle - unless another award date is previously agreed upon by the Company and the participant(s) or so stated by management at the beginning of a performance cycle.

     F.       Option Exercise

              Participants may exercise vested stock options at any time during the Option Term by submitting an exercise request (in writing) to the Plan Administrator. Stock options must be exercised by submitting a completed Stock Option Exercise Form attached as
              Exhibit II and incorporated herein by reference.

              At the discretion of the Plan Administrator, the exercise price may be paid (I) in cash or by check, or (ii) through delivery of shares of Common Stock with an aggregate Fair Market Value on the date of exercise equal to the exercise price of the shares being purchased, or (iii) through any combination of the foregoing methods. At any time when the Company is required to withhold any amount under applicable tax laws in connection with the exercise of an Option, the Company may, in its sole discretion, accept payment of the withholding amount in shares of Common Stock having a Fair Market Value on the date of exercise of the Option equal to the amount required to be withheld. Upon exercise, the participant will receive Company common stock certificates in an amount that is equivalent to the number of shares being exercised.

              As an alternative approach to exercising stock options, participants may elect to transact a broker-financed cashless exercise whereby no payment is required by the participant. Under this approach, a broker provides the participant a short-term loan to exercise a stock option and then immediately sells the acquired shares in the open market. After this sale of the underlying shares, the broker then repays the loan and the brokerage commission for conducting the transaction. The remaining cash proceeds are delivered to the participant subject to all applicable social security, federal and state income tax withholding.

     G.       Transferability

              Stock options granted under the LTIP are non-transferable except by will or by the laws of descent and distribution.

     H.       Retirement, Disability & Death

              In the event of approved retirement, long-term disability, or death, all vested options will remain exercisable by the participant or the participant's estate (or designated beneficiary as shown on Exhibit III) for a period of 1 year subsequent to the date of such event. All unvested options shall be canceled.

     I.       Change-in-Control

              For purposes of this plan, a change-in-control (as defined and declared by the Board and subject to the terms of any employment agreement between the participant and the Company) will trigger accelerated vesting on all outstanding options. These fully vested options will remain exercisable for a period of 90 days subsequent to the date of the change-in-control.

THE LONG-TERM INCENTIVE PLAN
--------------------------------------------------------------------------------

     J.       Taxation

              Participants receiving stock options under the LTIP program must pay ordinary income tax on the spread (or gain) realized from the exercise of the options in the year of exercise.

III. THE PERFORMANCE SHARE ELEMENT

     A.       Basic Description

              Under the performance share element, shares of Company stock may be earned based on achievement of certain performance goals during and at the end of a three-year performance cycle in the following areas:

              (i)     Return on Assets ("ROA");
              (ii)    Return on Equity ("ROE");
              (iii)   Earnings Per Share ("EPS"); and
              (iv)    Loan Quality
                      -        Non-Performing Assets ("NPA")
                      -        Loan Charge Offs ("LCO").

              The number of shares earned will be based on weighted designated levels of achievements in these four areas. The value of the shares earned will be based on Company's stock price performance during and at the end of the three-year performance cycle.

     B.       Eligibility Criteria

              Eligibility to participate in the performance share element of the LTIP will be extended to those employees perceived to have a direct impact on the Company's long term success. The eligibility of specific individuals or positions will be reviewed and evaluated annually by the Company's Chief Executive Officer. Recommendations for participation must also be reviewed and approved by the Compensation Committee of the Board. Participation in the performance share element of the LTIP does not guarantee continued employment nor does it guarantee participation in the stock option element, subsequent performance periods, or other incentive compensation plans.

     C.       Award Opportunities

              The Plan Administrator will specify threshold, target and superior incentive award levels. Award levels will be expressed as a number of Performance Shares. The target number of Performance Shares for each participant will be determined by the Plan Administrator, and will be based on a number of factors including competitive grant practices, level of responsibility within the Company, amount of Company stock held by the participant, and the Company's perception of the participant's ability to influence future Company performance. The size of the grant will reflect the intention that 50% of the total long-term incentive opportunity be delivered in the form of annual Performance Share awards. Awards may be made for each year in a performance cycle. In addition, awards may be made based upon achievement of the performance goals at the end of each performance cycle. The Performance Share Grant award levels, if any, for each year and performance cycle will be provided to each participant by a Performance Share Grant Agreement substantially in the form of the attached Exhibit IV which is incorporated herein by reference.

              The Performance Share Grant award levels for each year within a performance cycle will be one third of a specified percentage of each Participant's base salary for that year. The additional Performance Share Grant bonus award based upon the goals of the third year in each performance cycle will be based upon up to one hundred percent of each Participant's base salary during the third year of each Performance Cycle.

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THE LONG-TERM INCENTIVE PLAN
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              Threshold levels of achievement will result in the earning of 25%
              of the target award and performance achievements at or above the superior level will result in the earning of 150% of the target award. No awards will be earned for performance achievements below threshold. Awards for performance achievements between stated levels (i.e., between threshold and target and target and superior) will be determined using straight-line interpolation. If a participant becomes eligible during a 3-year performance cycle, the participant's level of participation will be prorated to reflect the remaining time in the 3-year performance cycle.

     D.       Vesting

              Earned awards will vest one-third at the time of the award payment and one-third on the anniversary of the award payment each year thereafter until fully vested; provided, however, the participant must continue to be employed by the Company as a full time employee on such anniversary dates to continue vesting in the earned awards.

     E.       Frequency of Awards

              It is anticipated that Performance Share awards will be made on an annual basis and at the end of the performance cycle with a new performance cycle beginning every three years. The 3-year performance cycles and vesting are illustrated below:

              ===============================================================================================================

                                               YEAR 1   YEAR 2  YEAR 3   YEAR 4   YEAR 5   YEAR 6   YEAR 7  YEAR 8   YEAR 9
                                               ------   ------  ------   ------   ------   ------   ------  ------   ------
                 PERFORMANCE CYCLE 1

                 Vesting - Year 1 Award                  1/3      1/3      1/3

                 Vesting - Year 2 Award                           1/3      1/3      1/3

                 Vesting - Year 3 Award                                    1/3      1/3      1/3

                 Vesting - Year 3 Bonus Award                              1/3      1/3      1/3

                 PERFORMANCE CYCLE 2

                 Vesting - Year 4 Award                                             1/3      1/3     1/3

                 Vesting - Year 5 Award                                                      1/3     1/3      1/3

                 Vesting - Year 6 Award                                                              1/3      1/3      1/3

                 Vesting - Year 6 Bonus Award                                                        1/3      1/3      1/3
              ===============================================================================================================

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THE LONG-TERM INCENTIVE PLAN
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     F.       Performance Measures and Weighting

              In any given performance cycle or year within any given performance cycle, the Committee will assign accountability for performance on selected performance measures. For the year beginning on January 1, 2001, the performance measures and respective weightings are as follows:

                          Performance Measure            Weighting
                          -------------------            ---------
                               ROA                           25%
                               ROE                           25%
                               EPS                           25%
                               Loan Quality
                               - NPA                       12.5%
                               - LCO                       12.5%

     G.       Performance Standards

              Specific targeted levels of performance for each of the above measures will be established for each year within a performance cycle as part of the Company's planning process. The Plan Administrator, with input from management, will be responsible for establishing targeted performance levels. For the year beginning January 1, 2001, the ROA, ROE, EPS and NPA Performance Measures will be based upon fourth quarter performance goals and the LCO will be based upon an annual goal. For the years beginning after December 31, 2001, all Performance Measures will be based upon the annual goals for each calendar year.

              Performance under the ROA, ROE, EPS, NPA and LCO elements of the Plan will be assessed against budget for each quarter or year within a performance cycle.

              Threshold performance standards are set at 85% achievement of plan, while superior performance standards are set at 125% achievement of plan. Under the Performance Share element of the LTIP, the maximum payout opportunity is payable at the "superior" level.

              A minimum annual cash EPS amount will be set annually by the Board. If the minimum cash EPS amount is not achieved, no Performance Shares will be awarded for the year notwithstanding the achievement of any other goals. The minimum annual cash EPS for 2001 is $ .93 per share

              Examples of Performance Share Awards including the Performance Standards for 2001 are shown on the attached Exhibit V which is incorporated herein by reference.

              As soon as reasonably possible following the end of each calendar year, the Company will determine and announce the Performance Standards and minimum annual EPS cash for the next succeeding calendar year. For example, the Performance Standards for calendar year 2002 will be determined and announced as soon as reasonably possible after December 31, 2001.

              The Company, however, reserves the right, in its sole discretion, to amend or modify the Performance Standards at any time without prior notice.

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THE LONG-TERM INCENTIVE PLAN
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     H.       Award Payments

              Performance Share awards will be paid in Company common stock within 3 months after the end of each year within the respective performance cycle -- unless another payment date is previously agreed upon by the Company and the participant(s) or so stated by management at the beginning of the relevant performance cycle. Portions of the awards are subject to vesting restrictions as set forth in the Performance Share Grant Agreement. Upon vesting, the payments will also be subject to all applicable social security, federal and state income tax withholding.

              Dividends will be paid on restricted shares during the restriction period. Participants will be allowed to vote restricted shares during the restriction period.

     I.       Transferability

              Performance Shares granted under the LTIP are not transferable except by will or by the laws of descent and distribution.

     J.       Retirement & Terminations

              In order to be eligible for an award under the Performance Share Plan, participants must be employed by Company on the date of payout unless otherwise agreed upon between the participant and the Plan Administrator. Exceptions may be made, in the sole discretion of the Company, for approved retirement, long-term disability, or death. If any of these circumstances apply, participants may be eligible to receive a pro-rata share of the Performance Share award based upon the actual number of months of service provided during the performance cycle. However, the timing of payments and vesting of such awards would not be altered.

     K.       Change-in-Control

              In the event of a change in control (as defined and declared by the Board and subject to the terms of any employment agreement between participant and the Company), the current cycle will terminate as of the date of such event and all earned and unvested awards will fully vest. Performance over the abbreviated performance cycle will serve as the basis of performance evaluation and pro-rata awards will be made in accordance with the effective performance standards and criteria over this period.

IV.      MISCELLANEOUS

     A.       Right to Amend or Terminate the Plan

              The Board reserves the right at any time to amend or terminate the LTIP, in whole or in part, and for any reason and without the consent of any participant or beneficiary.

     B.       No Right to Continued Employment

              Nothing contained in the LTIP shall give any participant the right to be retained in the employment of the Company or affiliate or affect the right of any such employer to dismiss any participant. The adoption and maintenance of the LTIP shall not constitute a contract between the Company and participant or consideration for, or an inducement to or condition of, the employment of any participant.

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THE LONG-TERM INCENTIVE PLAN
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     C.       Payment on Behalf of Payee

              If the Plan Administrator finds that any person to whom any amount is payable under the LTIP is unable to care for such person's affairs because of illness or accident, or is a minor, or had died, then any payment due such person or such person's estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Plan Administrator so elects, be paid to such person's spouse, a child, a relative, an institute maintaining or having custody of such person, or any other person deemed by the Plan Administrator to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the LTIP and the Company therefor.

     D.       No Trust or Funding Created

              The obligations of the Company to make payments hereunder shall constitute a liability of the Company to a participant, as the case may be. Such payments shall be made from the general funds of the Company, and the Company shall not be required to maintain any special or separate fund or otherwise to segregate assets to assure that such payment shall be made, and neither a participant nor a beneficiary shall have any interest in any particular asset of the Company by reason of its obligations hereunder. Nothing contained in the Plan shall create or be construed as creating a trust of any kind or any other fiduciary relationship between the Company and a participant or any other person. The rights and claims of a participant or a beneficiary to a benefit provided hereunder shall have no greater or higher status than the rights and claims of any other general, unsecured creditor of the Company.

     E.       Governing Law

              The LTIP shall be governed by and construed according to the laws of the State of South Carolina.


     This amendment and restatement of the LTIP is hereby adopted and approved this 4th day of December, 2001, to be effective January 1, 2001.


                                               THE SOUTH FINANCIAL GROUP, INC.


                                               By:  /s/ Mack I. Whittle, Jr.
                                                    ----------------------------
                                                    Mack I. Whittle, Jr.
                                                    Chief Executive Officer

                                                                       EXHIBIT I

                            PERSONAL AND CONFIDENTIAL
                         The South Financial Group, Inc.
                          STOCK OPTION GRANT AGREEMENT



The information contained herein is personal and confidential. With the exception of the Plan Administrator, this material should not be discussed or shared with any other parties either within or outside of The South Financial Group, Inc. unless by reason of required Securities and Exchange Commission disclosures. Violation of this confidentiality requirement could jeopardize future participation opportunities in this program.

These Non-Qualified Stock Options are awarded under The South Financial Group Corporation Amended and Restated Stock Option Plan (Amended and Restated as of April 20, 1994). Awards under this Plan are subject to the terms and conditions set forth in The South Financial Group Corporation Amended and Restated Stock Option Plan Document and The South Financial Group, Inc. Long Term Incentive Plan.

Participant Name:                                  Date:
                  ------------------------------         -----------------------

Job Title:                      Dept:                  Location:
           -------------------        ---------------            ---------------

Number of Shares Granted and Subject to Option:
                                                --------------------------------

Grant Date:                                   Grant Price:     $
            --------------------                               -----------------

Stock Option Term:                            Expiration Date:
                   --------------------                        -----------------

   ---------------------------------------
    Vesting Schedule and Dates:
   ---------------------------------------

                                                             Cumulative
           Date                    % Vesting                  % Vested


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


The undersigned accepts this Stock Option Grant under the terms and conditions set forth in The South Financial Group Corporation Amended and Restated Stock Option Plan (Amended and Restated April 20, 1994) and The South Financial Group, Inc. Long Term Incentive Plan.


Participant's Signature:                                 Date:
                         ------------------------------        -----------------

Plan Administrator:                                      Date:
                         ------------------------------        -----------------
                                    (Witness)

                                                                      EXHIBIT II

                            PERSONAL AND CONFIDENTIAL
                         The South Financial Group, Inc.
                     Stock Option Exercise Notification Form

Once vested, Stock Option awards may be exercised by submitting this completed Notification Form to the Plan Administrator.

Participant Name:                                    Date:
                  -------------------------------          ---------------------

Job Title:                          Dept:             Location:
           -----------------------        ----------            ----------------

Number of Shares Granted and Subject to Option:
                                                --------------------------------

Grant Date:                                     Grant Price:  $
            -------------------------                         ------------------

Number of Shares Exercised:                     Exercise Date:
                            ------------------                 -----------------

Total Cost of Exercise:          $
                                 -----------------------------------------------
                                 (Number of Shares Exercised Times Grant Price)

Manner of Payment:
                                 -----------------------------------------------
                                  (Check, Stock for Stock Swap, Broker-Financed
                                              Cashless Exercise, etc.)


The undersigned acknowledges that the information provided above is correct, and has been duly entered into the Compensation Committee records through the Plan Administrator.

It is agreed that any change to this Election must be made in writing, otherwise the preceding Election Form is the Election of Record. Verbal changes will not be accepted.

Participant's Signature:                                 Date:
                         ------------------------------        -----------------

Plan Administrator:                                      Date:
                         ------------------------------        -----------------
                                    (Witness)

                                                                     EXHIBIT III
                                                                   (Page 1 of 2)

                            PERSONAL AND CONFIDENTIAL
                      Stock Option Beneficiary Designation
                         The South Financial Group, Inc.
                            Long Term Incentive Plan



To:           Plan Administrator of the Long Term Incentive Plan

From:         Name:         _______________________________________

              Address:      _______________________________________

                            _______________________________________

              Social Security No: _________________________________


I, a participant in The South Financial Group, Inc. Long Term Incentive Plan ("LTIP"), hereby name the following person or persons, entity or entities (herein called "Designated Beneficiary(ies)") to receive such amounts, if any, that are payable under the LTIP after my death (herein called "Survivor Benefits"):


                               Primary Beneficiary
                               -------------------

     Name and Relationship      Address                      Social Security No.

1.   ______________________     ________________________     __________________

     ______________________     ________________________     __________________

2.   ______________________     ________________________     __________________

     ______________________     ________________________     __________________


If my Survivor Benefits, if any, are to be paid to more than one Designated Beneficiary, I understand that such Survivor Benefits shall be divided equally between or among such Designated Beneficiaries.

                                                                     EXHIBIT III
                                                                   (Page 2 of 2)



If any Primary Beneficiary(ies) named above is (are) not in existence at my death, then I name the following Contingent Beneficiary(ies) to receive the benefit that such Primary Beneficiary(ies) would have received:

                             CONTINGENT BENEFICIARY
                             ----------------------

     Name and Relationship      Address                      Social Security No.


Contingent Beneficiary to Primary Beneficiary No. ________:

     ______________________     ________________________     __________________


     ______________________     ________________________     __________________

Contingent Beneficiary to Primary Beneficiary No. ________:

     ______________________     ________________________     __________________

     ______________________     ________________________     __________________

I understand that if a Primary Beneficiary dies before I do and there is no Contingent Beneficiary named to take such Primary Beneficiary's share, then the Survivor Benefits will be paid to my estate.

I further understand that if a Designated Beneficiary dies after I do but before all Survivor Benefit payments have been made to such Designated Beneficiary, then the remaining payments will be made to the Designated Beneficiary's estate.

I understand that this Beneficiary Designation Form shall remain in effect until revoked by me in writing or until superseded by my execution and delivery of a substitute Beneficiary Designation Form. I understand that no such revocation or substitute Beneficiary Designation Form will be effective until it is actually received by the Committee.

I understand that Survivor Benefit payments will have federal and state tax consequences and that such consequences may depend on the identity of the Beneficiary of such payments (for example, whether the Beneficiary is my spouse); and I acknowledge that I have been advised to consult an independent, professional tax advisor before completing this Beneficiary Designation Form.


                                 -----------------------------------------------
                                 Participant's Signature

                                 Date: ___________________________

                                                                      EXHIBIT IV
                                                                   (Page 1 of 2)

                            PERSONAL AND CONFIDENTIAL
                         The South Financial Group, Inc.
                        Performance Share Grant Agreement

The information contained herein is personal and confidential. With the exception of the Plan Administrator, this material should not be discussed or shared with any other parties either within or outside of The South Financial Group, Inc., unless by reason of required Securities and Exchange Commission disclosures. Violation of this confidentiality requirement could jeopardize future participation opportunities in this program.

These Performance Shares are awarded under The South Financial Group Corporation Amended and Restated Restricted Stock Agreement Plan (Amended and Restated as of April 20, 1994). Awards under this Plan are subject to the terms and conditions set forth in The South Financial Group Corporation Amended and Restated Restricted Stock Agreement Plan Document and The South Financial Group, Inc. Long Term Incentive Plan.


Participant Name:                                    Date:
                  ---------------------------------        ---------------------

Job Title:                       Dept:               Location:
           --------------------        ------------            -----------------

Target Performance Share Award Opportunity:
                                            ------------------------------------
                                            (Number of The South Financial Group
                                                      Common Shares)

Threshold Opportunity: _____% of Target   Superior Opportunity: _____% of Target
                       ----------------                         ----------------

Award Cycle:
              ------------------------------------------------------------------

  --------------------------------------------------------------
  Award Cycle Performance Criteria and Weightings:
  --------------------------------------------------------------


                             Performance Standards*

                            Below
    Corporate Measures    Threshold   Threshold   Target   Superior   Weightings

1.  ROA                                                                   25%

2.  ROE                                                                   25%

3.  EPS                                                                   25%

4.  Loan Quality
    -   NPA                                                             12.5%
    -   LCO                                                             12.5%

*For performance in between stated levels, awards will be determined using straight-line interpolation.

                                                                      EXHIBIT IV
                                                                   (Page 2 of 2)

                            PERSONAL AND CONFIDENTIAL
                         THE SOUTH FINANCIAL GROUP, INC.
                        PERFORMANCE SHARE GRANT AGREEMENT



Earned Shares Grant Date:           Within 90 days of the Conclusion of the
                                              Performance Cycle.
                                    ---------------------------------------

  --------------------------------------------------------
   Earned Shares Vesting Schedule and Dates:
  --------------------------------------------------------

                                                               Cumulative
             Date                 % of Award Vesting            % Vested

____________________________  __________________________  ______________________

____________________________  __________________________  ______________________

____________________________  __________________________  ______________________

____________________________  __________________________  ______________________

____________________________  __________________________  ______________________



The undersigned accepts the Performance Share Grant under the terms and conditions set forth in The South Financial Group Corporation Amended and Restated Restricted Stock Agreement Plan Document and The South Financial Group, Inc. Long Term Incentive Plan.

Participant's Signature:                                Date:
                          ----------------------------        ------------------

Plan Administrator:                                     Date:
                          ----------------------------        ------------------
                                    (Witness)

                                                                       EXHIBIT V
                                                                   (Page 1 of 2)

                            PERFORMANCE SHARE AWARDS
                                 Examples - 2001

Example 1:
Assumed Target Performance Share Award Equals 3,750 Shares

============================================================================================================
                                             % of
                                             Targeted           Participant's
Performance        Assumed                   Award              Performance          Measure          Shares
Criteria           Performance               Earned(1)          Share Target         Weight           Earned
ROA                1.16%                     140%            X  3,750             X  25%          =   1313
ROE                11.13%                    115%            X  3,750             X  25%          =   1078
EPS                $.357                     105%            X  3,750             X  25%          =    984
Loan Quality
-  NPA             .0485%                    85%             X  3,750             X  12.5%        =    398
-  LCO             -.336%                    110%            X  3,750             X  12.5%        =    516


                   TOTAL                                                             100%             4289
                                                                                     ====             ====
                   -------------------------------------

(1) Reflects % of target performance share award earned as derived from the performance/payout interpolation tables in the Performance Share Grant
     Agreement.

============================================================================================================

Example 2:
Assumed Target Performance Share Award Equals 3,750 Shares

============================================================================================================
                                             % of
                                             Targeted           Participant's
Performance        Assumed                   Award              Performance          Measure          Shares
Criteria           Performance               Earned(1)          Share Target         Weight           Earned
ROA                1.043%                    110%            X  3,750             X  25%          =    1031
ROE                10.185%                    85%            X  3,750             X  25%          =     797
EPS                $  .35                    100%            X  3,750             X  25%          =     938
Loan Quality
-  NPA             .0051%                    105%            X  3,750             X  12.5%        =     492
-  LPO             -.3605%                   85%             X  3,750             X  12.5%        =     398

                   TOTAL                                                             100%              3656
                                                                                     ====              ====
                   --------------------------------------

(1) Reflects % of target performance share award earned as derived from the performance/payout interpolation tables in the Performance Share Grant
     Agreement.

============================================================================================================

                                                                       EXHIBIT V
                                                                   (Page 2 of 2)

===========================================================================================================================

PERFORMANCE LEVEL - 2001
Performance Share Plan Sample Award Calculation

                       ROA*             ROE*             EPS*                 Loan Quality          Percentage of Target
                                                                          NPA*            LCO           Award Earned
                        25%              25%              25%             12.5%          12.5%

    SUPERIOR           1.20%           12.60%            $.420            .006%          -.280%              150%

                       1.18%           12.39%            $.413           .0059%          -.287%              145%
                       1.16%           12.18%            $.406           .0058%          -.294%              140%
                       1.14%           11.97%            $.399           .0057%          -.301%              135%
                       1.12%           11.76%            $.392           .0056%          -.308%              130%
                       1.10%           11.55%            $.385           .0055%          -.315%              125%
                       1.08%           11.34%            $.378           .0054%          -.322%              120%
                       1.06%           11.13%            $.371           .0053%          -.329%              115%
                       1.04%           10.92%            $.364           .0052%          -.336%              110%
                       1.02%           10.71%            $.357           .0051%          -.343%              105%

     TARGET            1.00%           10.50%            $.350           .0050%          -.350%              100%

                       .985%           10.343%          $.3448           .00493%        -.3553%             92.5%
                       .970%           10.185%          $.3395           .00485%        -.3605%             85.0%
                       .955%           10.028%          $.3343           .00478%        -.3658%             77.5%
                       .940%            9.87%           $.3290           .00470%        -.3710%             70.0%
                       .925%            9.713%          $.3238           .00463%        -.3763%             62.5%
                       .910%            9.56%           $.3185          .004550%        -.3815%             55.0%
                       .895%            9.40%           $.3133           .00448%        -.3868%             47.5%
                       .880%            9.24%           $.3080           .00440%        -.3920%             40.0%
                       .865%           9.083%           $.3028           .00433%        -.3973%             32.5%

   THRESHOLD           .85%            8.925%           $.2975           .00425%        -.4025%             25.0%
===========================================================================================================================


*   4th Quarter 2001